	CHINA GREEN LIGHTING LIMITED AND SUBSIDIARIES CONSOLIDATED BALANCE SHEETS	TRANSIT MANAGEMENT HOLDING CORP. CONSOLIDATED BALANCE SHEETS	PROFORMA ADJUSTMENTS		PROFORMA BALANCE SHEET
	(Stated In US Dollar)	(Stated In US Dollar)	(Stated In US Dollar)		(Stated In US Dollar)
	March 31, 2011	February 28, 2011	February 28, 2011	Note	February 28, 2011

ASSETS
Current Assets
Cash	$340,117	$201	(201)		340,117
Restricted cash	305,045
Accounts receivable due from non-related parties, net of allowance for doubtful accounts of nil and nil as of December 31, 2010 and 2009, respectively	2,316,522				2,316,522
Accounts receivable due from related parties	610,091				610,091
Non trade accounts receivable due from a non-related party	105,160				105,160
Non trade accounts receivable due from a related party	457,568				457,568
Prepayment to suppliers	790,706				790,706
Inventories	922,063				922,063
Prepaid expenses and other current assets	313,373				313,373
Total current assets	6,160,645	201			5,855,600
Property, plant and equipment - net	1,265,495				1,265,495
Total Assets	$7,426,140	$201	(201)		7,121,095
LIABILITIES AND EQUITY					0
Current Liabilities					0
Short-term debt	$1,220,182				$1,220,182
Notes payable due to non-related parties	762,614
Accounts payable due from non-related parties	2,292,601	16,719	(16,719)		2,292,601
Accounts payable due to a related party		12,500	(12,500)		0
Interest payable - related party		7,597	(7,597)
Advances from customers	2,455				2,455
Income and other taxes payable	579,513				579,513
Current portion notes payable - related party		52,500	(52,500)
Accrued expenses and other current liabilities	327,485				327,485
Total current liabilities	5,184,850	89,316	(89,316)		4,422,236
Equity					0
Common stock, ($1 par value, 50,000 shares authorized and Nil issued and outstanding)		22,225			22,225
Additional paid-in-capital	382,990	40,886	(40,886)	(1)	382,990
Statutory reserve	172,216				172,216
Retained earnings	1,578,176	-152,226	130,001	(1)+(2)	1,555,951
Accumulated other comprehensive income	107,908				107,908
Total Equity	2,241,290	-89,115	89,115		2,241,290
Total Liabilities and Equity	$7,426,140	$201	(201)		6,663,526

	CHINA GREEN LIGHTING LIMITED AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF INCOME AND OTHER COMPREHENSIVE INCOME	TRANSIT MANAGEMENT HOLDING CORP. CONSOLIDATED STATEMENTS OF INCOME AND OTHER COMPREHENSIVE INCOME	PROFORMA ADJUSTMENTS	PROFORMA CONSOLIDATED STATEMENTS OF INCOME AND OTHER COMPREHENSIVE INCOME
	(Stated In US Dollar)	(Stated In US Dollar)	(Stated In US Dollar)	(Stated In US Dollar)
	three months ended	three months ended		three months ended
	March 31, 2011	February 28, 2011	Notes	February 28, 2011

Revenues	$1,709,951			$1,709,951
Cost Of Revenues	1,460,900			1,460,900
Gross Profit	249,051	0		249,051
Operating Expense:
Selling and marketing	20,034			20,034
General and administrative	130,191	3,938		134,129
Total operating expenses	150,225	3,938		154,163
Income (loss) from operations:	98,826	(3,938)		94,888
Other income (expenses):
Other income (expenses)	(2,658)			-2,658
Interest income	3,045			3,045
Interest expense	(16,351)	(1,050)		-17,401
Total other expenses, net	(15,964)	(1,050)		-17,014
Income before provision for income taxes	82,862	(4,988)		77,874
Provision for income taxes	12,429			12,429
Net income	$70,433	$(4,988)		65,445
Other comprehensive income:
Foreign currency translation adjustment	21,912	0		21,912
Comprehensive income	$92,345	$(4,988)		87,357
Net income per share:
Basic	$1.85	$0.000		0.004
diluted	1.85	0.000		0.002
Weighted average number of ordinary shares outstanding:
Basic	50,000	22,225,200		22,225,200
diluted	50,000	40,202,200		40,202,200

	CHINA GREEN LIGHTING LIMITED AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF INCOME AND OTHER COMPREHENSIVE INCOME	TRANSIT MANAGEMENT HOLDING CORP. CONSOLIDATED STATEMENTS OF INCOME AND OTHER COMPREHENSIVE INCOME	PROFORMA ADJUSTMENTS	PROFORMA CONSOLIDATED STATEMENTS OF INCOME AND OTHER COMPREHENSIVE INCOME
	(Stated In US Dollar)	(Stated In US Dollar)	(Stated In US Dollar)	(Stated In US Dollar)
	For years ended	For years ended		For years ended
	December 31, 2010	November 30, 2010	Notes 2010	November 30, 2010

Revenues	$14,378,122	$0		14,378,122
Cost Of Revenues	11,547,533			11,547,533
Gross Profit	2,830,589	0		2,830,589
Operating Expense:
Selling and marketing	145,902			145,902
General and administrative	676,540	0	(42,198) (2)	634,342
Total operating expenses	822,442	0		780,244
Income (loss) from operations:	2,008,147	0		2,050,345
Other income (expenses):
Other income (expenses)	32,545			32,545
Interest income	30,952			30,952
Interest expense	(67,220)	0		(67,220)
Total other expenses, net	(3,723)	0		(3,723)
Income before provision for income taxes	2,004,424	0		2,046,622
Provision for income taxes	268,244			268,244
Net income	$1,736,180	$0		1,778,378
Other comprehensive income:
Foreign currency translation adjustment	49,749	0	935 (2)	50,684
Comprehensive income	$1,785,929	$0		1,829,062
Net income per share:
Basic	$35.72	$0.000		0.082
diluted	35.72	0.000		0.046
Weighted average number of ordinary shares outstanding:
Basic	50,000	22,225,200		22,225,200
diluted	50,000	40,000,000		40,000,000

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Note 1 – BASIS OF PRESENTATION

In May 2011, China Green Lighting Limited (“CGL” or the “Company”) entered into a Share Exchange Agreement with Transit Management Holding Corp., a Colorado corporation ("Transit") and its wholly-owned subsidiary, Transit Management, Inc., a Colorado corporation. As a result of the reverse acquisition, the Company became Transit's wholly-owned subsidiary and the former shareholders of the Company became controlling stockholders of Transit.  The share exchange transaction with Transit was treated as a reverse acquisition, with the Company as the accounting acquirer and Transit as the acquired party.

Consequently, the assets and liabilities and the historical operations that will be reflected in the consolidated financial statements for periods prior to the Share Exchange Agreement will be those of the Company and will be recorded at the historical cost basis.  After the completion of the Share Exchange Agreement, the Company’s consolidated financial statements will include the assets and liabilities of the Company and Transit, the historical operations of the Company and the operations of Transit from the closing date of the Share Exchange Agreement.

The Unaudited Pro Forma Combined Balance Sheet represents the combined financial position of the Company and Transit as of February 28, 2011 as if the reverse acquisition occurred on February 28, 2011.

The Unaudited Pro Forma Combined Statements of Operations give effect to the reverse acquisition of Transit by the Company assuming that the reverse acquisition took place on the beginning of the first accounting period presented in these pro forma combined financial statements.

These pro forma consolidated financial statements should be read in conjunction with the historical financial statements of Transit and the Company.

Based on the share exchange agreement between Transit Management Holding Corp. and China Green Lighting Limited, on the 13th day of May 2011 an aggregate of 29900 shares of Series A Convertible Preferred Stock, $0.10 par value will be issued at the closing date, which will be converted at 1 share of preferred stock for 1000 shares of common stock. At the same time, Transit will approve a 1 for 3 reverse stock split of the outstanding common stock. According to the result of legal voting, eventually, there will be 40,202,200 shares of the Company's common stock issued and outstanding.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Note 2 – PRO FORMA ADJUSTMENTS

Proforma Adjustments
March 31, 2011

1	Additional Paid in Capital	40,886
	Retained Earnings		40,886
	Eliminate Shell's Equity Accounts

2	Accounts payable due from non-related parties	16,719
	Accounts payable due to a related party	12,500
	Interest payable - related party	7,597
	Current portion notes payable - related party	52,500
	Cash		201
	Retained Earnings		89,115
	Shell's original shareholder and management release all liabilities

Proforma Adjustments
December 31, 2010

1	Additional Paid in Capital	147,238
	Retained Earnings		147,238
	Eliminate Shell's Equity Accounts

2	Accounts receivable due from non-related parties	43,134
	Operation Expense-general & admin expense		42,198
	Foreign currency translation adjustment		936
	Non-related comminment expense